                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant:                               [x]
Filed by a Party other than the Registrant:        [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Materials Pursuant to Section  240.14a-11(c) or Section
         240.14a-12

                      DALLAS SEMICONDUCTOR CORPORATION
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                      DALLAS SEMICONDUCTOR CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

         4)      Proposed maximum aggregate value of transaction:

(1) Set forth amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

         2)      Form, Schedule or Registration Statement No.:

         3)      Filing Party:

         4)      Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 23, 1996


To the Stockholders of
 Dallas Semiconductor Corporation:

                 NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Dallas Semiconductor Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, April 23, 1996, beginning at 8:30 a.m., Dallas time, at the offices of the Company, 4401 South Beltwood Parkway, Dallas, Texas, for the following purposes:

                 1. To elect seven directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

                 2. To consider and vote upon a proposal to amend the Company's 1987 Stock Option Plan;

                 3. To consider and vote upon a proposal to eliminate the class of Preferred Stock of the Company;

                 4. To consider and vote upon a proposal to ratify the appointment of independent auditors for the Company for the 1996 fiscal year; and

                 5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors of the Company has fixed March 1, 1996, as the record date for determining the stockholders entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of stockholders entitled to vote will be available for inspection by any stockholder at the offices of the Company, 4401 South Beltwood Parkway, Dallas, Texas, for ten days prior to the meeting.

         You are cordially invited to attend this meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Marla K. McLaughlin, Secretary

Dallas, Texas
March 12, 1996

                                                                PRELIMINARY COPY



                        DALLAS SEMICONDUCTOR CORPORATION
                          4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 23, 1996


         This Proxy Statement is furnished to stockholders of Dallas Semiconductor Corporation, a Delaware corporation (the "Company"), in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on April 23, 1996, and is being mailed with proxies to such stockholders on or about March 12, 1996. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the meeting. A proxy may be revoked at any time before it is voted by written notice thereof to the Secretary of the Company or by execution of a subsequent proxy.

         The Company's Annual Report on Form 10-K and Annual Report to Stockholders covering the fiscal year ended December 31, 1995 is being mailed herewith to stockholders.


                           OUTSTANDING CAPITAL STOCK

         The record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders was the close of business on March 1, 1996. At the close of business on that date the Company had issued, outstanding and entitled to vote at the meeting __________ shares of Common Stock, $.02 par value per share (the "Common Stock").


                               QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum at the meeting. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock in the Stockholder's name on the record date. Stockholders have no cumulative voting rights.

                           CERTAIN BENEFICIAL OWNERS

         As of March 1, 1996, the following persons were known to the Company to be the beneficial owner of more than 5% of the Common Stock, and, except as noted, are believed to have sole voting power and sole investment power with respect to such shares:

                                            SHARES
NAME AND ADDRESS OF                      BENEFICIALLY             PERCENT
BENEFICIAL OWNER (1)                        OWNED                 OF CLASS
--------------------                     -----------              --------
Strong Capital Management, Inc.(2)
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051          1,391,450                 5.4%


Wellington Management Company(3)
75 State Street
Boston, Massachusetts 02109               1,567,760                 6.1%

---------------
(1) See "Election of Directors" for information regarding beneficial ownership of stock by C. V. Prothro, whose address is 4401 South Beltwood Parkway, Dallas, Texas 75244. Excluding options not exercisable within 60 days, Mr. Prothro may be deemed to be the beneficial owner of 1,891,934 shares of Common Stock, or 7.0% of the shares of Common Stock deemed to be outstanding.

(2) Strong Capital Management, Inc. ("Strong") in its capacity as an investment advisor and Richard S. Strong, as Chairman of the Board and the principal shareholder of Strong, may be deemed to be the beneficial owner of 1,391,450 shares of Common Stock, over which Strong exercises sole dispositive power. Strong exercises sole voting power over 1,186,300 of such shares.

(3) Wellington Management Company ("Wellington") acting through its subsidiary Wellington Trust Company, N.A., in its capacity as investment advisor, may be deemed to be the beneficial owner of 1,567,760 shares of Common Stock. Wellington shares the power to dispose of all such shares and shares the power to vote 485,960 of such shares.

                       ACTION TO BE TAKEN AT THE MEETING

         The accompanying proxy, unless the stockholder specifies otherwise therein, will be voted (i) for the election of each of the seven nominees named herein for the office of director; (ii) for the approval of amendments to the Company's 1987 Stock Option Plan; (iii) for the elimination of the Company's class of Preferred Stock; (iv) for the ratification of the appointment of the independent auditors for the Company for the fiscal year ending December 31, 1996; and (v) in the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournment thereof.

         In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. Since the seven nominees receiving the largest number of affirmative votes will be elected, shares represented by proxies that are marked "withhold authority" or "abstain" will have no effect on the outcome of the election. Approval of each of the other matters requires the affirmative vote of at least a majority of the votes present at the meeting and entitled to vote on such matter. Shares represented by proxies that are marked "abstain" as to any such matter will be counted as votes cast, which will have the same effect as a negative vote on such matter. Under Delaware law, proxies relating to "street name" shares that are not voted by brokers on one or more, but less than all, matters will be treated as shares present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote as to such matter or matters not voted upon.

         As of the date hereof, the Board of Directors knows of no other business that will be presented for action by the stockholders at this meeting. However, if other proper matters are brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holders.

         Should any nominee named herein for the office of director become unwilling or unable to accept nomination or election, the proxy holders will vote for the election in his place of such other person, if any, as management may recommend; however, management has no reason to believe that any of the nominees will be unwilling or unable to serve if elected. Each nominee has expressed to management his intention, if elected, to serve the entire term for which his election is sought.

                             ELECTION OF DIRECTORS

Item No. 1 on Proxy

         Seven directors are to be elected at the meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. All of the nominees are currently directors of the Company.

         The Board of Directors' nominees for the office of director are as follows:


                               PRINCIPAL OCCUPATION DURING        SERVED AS             SHARES OF COMMON
                                   LAST FIVE YEARS AND           DIRECTOR OF           STOCK BENEFICIALLY
                                    DIRECTORSHIPS OF                 THE             OWNED ON MARCH 1, 1996
 NAME                 AGE           PUBLIC COMPANIES            COMPANY SINCE          AND % OF CLASS (1)
 ----                 ---           ----------------            -------------       ------------------------
 C.V. Prothro         53     Chairman of the Board,                  1984                  2,454,434
 (E)                         President Company since 1989;                                    8.9%
                             Chairman of the Board of the
                             Company since 1984; General
                             Partner of Southwest
                             Enterprise Associates L.P., a
                             venture capital fund since
                             1983;  Director of Platinum
                             Software Corporation.

 Chao C. Mai          60     Senior Vice President of the            1985                   703,269
                             Company since January 1993;                                      2.7%
                             prior thereto Vice President-
                             Wafer Fabrication and
                             Technology Development of the
                             Company

 Michael L. Bolan     49     Vice President-Marketing and            1989                   600,100
                             Product Development of the                                       2.3%
                             Company

 Richard L. King      57     General Partner of KBA                  1984                   120,100
 (A)(C)                      Partners L.P., a venture                                         0.5%
                             capital fund, since 1987 and
                             President of King Brothers &
                             Associates (China) Inc., a
                             venture capital fund, since
                             1994; Director of Oak
                             Technology, Inc.

 M.D. Sampels         63     Attorney-at-Law; Shareholder            1985                   120,884
 (A)(C)(E)                   in the law firm of Jenkens &                                     0.5%
                             Gilchrist, a Professional
                             Corporation, since April 1995;
                             prior thereto Partner in the
                             law firm of Worsham, Forsythe,
                             Sampels & Wooldrige, L.L.P.

                               PRINCIPAL OCCUPATION DURING        SERVED AS             SHARES OF COMMON
                                   LAST FIVE YEARS AND           DIRECTOR OF           STOCK BENEFICIALLY
                                    DIRECTORSHIPS OF                 THE             OWNED ON MARCH 1, 1996
 NAME                 AGE           PUBLIC COMPANIES            COMPANY SINCE          AND % OF CLASS (1)
 ----                 ---           ----------------            -------------       ------------------------
 Carmelo J.           54     Chairman or President/CEO of            1985                   120,167
 Santoro                     Silicon Systems Inc., since                                      0.5%
 (A)(C)                      1981, a supplier of custom and
                             application specific
                             integrated circuits; Chairman
                             and CEO of Platinum Software
                             Corporation; Director of AST
                             Research, Inc., S3 Inc. and
                             Platinum Software Corporation

 E.R. Zumwalt, Jr.    75     President of Admiral Zumwalt &          1993                   100,200
 (A)(C)                      Consultants, Inc., a                                             0.4%
                             consulting firm since 1980;
                             Director of Fleet Aerospace,
                             Inc., Fleet Aerospace
                             Corporation, Navistar
                             International Corporation, NL
                             Industries, Inc. and Lincoln
                             Savings Bank



Beneficial ownership of shares of Common Stock by all other executive officers of the Company named in "Executive Compensation" herein and by all directors and executive officers as a group, was as follows:


 F.A. Scherpenberg                                                                    466,183
                                                                                          1.8%

 Douglas L. Powell                                                                    175,000
                                                                                          0.7%

                       Total shares beneficially owned                              4,858,062
                       by directors and executive                                        16.6%
                       officers as a group (11
                       persons)

_______________

(A)      Member of the Audit Committee.
(C)      Member of the Compensation Committee.
(E)      Member of the Executive Committee.

(1) Except as otherwise noted, each person has sole voting and investment power over the Common Stock shown as beneficially owned, subject to community property laws where applicable. All outstanding options held by the following persons are included, regardless of whether such options are currently exercisable: 1,833,334 shares for Mr. Prothro, 281,169 shares for Dr. Mai, 200,000 shares for Mr. Bolan, 110,000 shares for Mr. King, 120,000 shares for both Mr. Sampels and Mr. Santoro, 100,000 shares for Adm. Zumwalt, 422,000 shares for Mr. Scherpenberg, and 3,358,003 shares for all directors and executive officers as a group. Mr. Prothro disclaims beneficial ownership with respect to an aggregate of 41,966 shares held for the benefit of his adult children. Includes 167 shares held in trust for members of Mr. Santoro's family.


         The Board of Directors of the Company held eight meetings during 1995. During such fiscal year, all of the directors attended 75% or more of the aggregate of the Board of Directors meetings and the meetings of the Committees on which they serve. The Audit Committee of the Company recommends independent auditors to the Board and reviews the scope and results of audits conducted and the Company's internal control procedures. The Audit Committee held three meetings during 1995. The Company has no Nominating Committee. See "Executive Compensation - Report of Compensation Committee on Executive Compensation" for a discussion regarding the membership, scope of authority and report of the Company's Compensation Committee.


DIRECTOR COMPENSATION

         During 1995, each of the nonemployee directors of the Company received compensation as a director in the amount of $9,750 per quarter, plus $1,500 for each board meeting attended and $1,000 for each committee meeting attended. Committee chairmen received $1,500 per committee meeting chaired. The Company reimburses nonemployee directors for expenses incurred in attending meetings and provides for air travel and expenses of its nonemployee directors on Company business. Premiums paid by the Company during 1995 for split-dollar life insurance policies on Messrs. King, Sampels and Santoro totaled
$269,696. The cash values under such policies accrue for the benefit of the Company to cover the premium costs, pursuant to a collateral assignment of each policy to the Company.


                             EXECUTIVE COMPENSATION


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee for fiscal year 1995 were Richard L. King, M. D. Sampels, Carmelo J. Santoro (Chairman) and Admiral E.R. Zumwalt, Jr.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the level of compensation of the executive officers of the Company and administers the Company's Executive Bonus Plan, Profit Sharing Plan and stock option plans.

         The Company's 1995 performance was reviewed by the Committee for the purpose of determining salary increases and bonus allocations for officers and employees. The salary review and evaluation is conducted by comparing the performance of various indices of the Company with others in its industry, as well as considering general economic conditions. This evaluation is subjective. Sales growth, profitability and shareholders' equity are among a group of indices reviewed. No particular weight is assigned to one index over another.

         During 1995 the Company's officers and those occupying the functional equivalent received salaries ranging from 6.5% to 23.9% over 1994 levels.
This included an increase in the Chief Executive Officer's base salary of 6.5%. In comparison to the salary levels of the chief executive officers of companies within the Standard and Poor's Electronics (Semiconductor) Index, Mr. Prothro was below average. Likewise the salaries of other executives was lower than those named in their public documents.

         Under the Executive Bonus Plan, payments are determined based on the achievement of performance targets, as well as subjective assessments, and are limited in any one case to three times the executive's base compensation. The plan limits a maximum distribution to all executives under these bonus plans to 6% of profits after tax. The Committee allocated a bonus of $1,000,000 to Mr. Prothro, and bonuses to the other executive participants ranged from $60,000 to $325,000. Total bonuses paid to this group were less than 6% of profits after tax.

         Under the Company's Profit Sharing Plan, quarterly bonuses are awarded to all full-time employees of the Company, including the executive officers. Under this Plan these profit sharing awards are allocated so that each eligible employee receives an award equal to a fixed number of hours of his or her base salary. During 1995, such quarterly profit sharing awards ranged from 15 to 17 hours of base salary for each eligible employee. The profit sharing awards are included in the Bonus column in the Summary Executive Compensation Table that follows.

         The executive officers are also granted stock options from time to time under the Company's Stock Option Plans. The timing of such grants and the size of the overall option pools and their allocations are determined by the Committee based upon market conditions, as well as corporate and individual performance. Emphasis is placed on the long-term performance of the Company and is subjective with no particular emphasis being placed on any one factor. During 1995, no options were granted to Mr. Prothro or to other members of the expanded executive group.

         Certain executive officers of the Company will be subject to the $1 million limitation on deductibility of compensation under Section 162(m) of the Internal Revenue Code, beginning in 1994. The Committee anticipates that a substantial portion of each executive's compensation will be "qualified performance-based compensation," which is not limited under Section 162(m).
The Committee therefore does not anticipate any executive officer's compensation to exceed the limitation on deductibility.

                                        COMPENSATION COMMITTEE

                                        Carmelo J. Santoro (Chairman)
                                        M. D. Sampels
                                        Adm. E.R. Zumwalt, Jr.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, S&P 500 INDEX & S&P SEMICONDUCTOR INDEX

         The following table compares total stockholder returns for the Company at December 31 of each of the last five years to the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Electronics (Semiconductors) Index ("S&P Semi Index") assuming a $100 investment made on December 31, 1989 and reinvestment of all dividends. The Company's fiscal year ends on the Sunday closest to December 31 of each year. This table uses December 31 as the comparison point for each year. The stockholder return shown on the following graph is not necessarily indicative of future stock performance.



                                   [GRAPH]



-------------------------------------------------------------------------------------------------------
                                       1990        1991        1992        1993       1994       1995
-------------------------------------------------------------------------------------------------------
Dallas Semiconductor Corp              100         129         218         253        271        341
-------------------------------------------------------------------------------------------------------
S&P 500 Index                          100         130         140         155        157        215
-------------------------------------------------------------------------------------------------------
S&P Semi Index                         100         125         204         315        368        500
-------------------------------------------------------------------------------------------------------






The companies included in the S&P Semi Index are: Advanced Micro Devices, Inc., Applied Materials, Inc. Intel Corporation, LSI Logic Corporation, Micron Technology, Inc., Motorola, Inc., National Semiconductor Corporation and Texas Instruments Incorporated.

SUMMARY EXECUTIVE COMPENSATION TABLE

         The following summary compensation table sets forth the annual compensation paid or accrued, together with the number of shares covered by options granted, during each of the Company's 1993, 1994 and 1995 fiscal years to C. V. Prothro, the Company's Chief Executive Officer, and the Company's four most highly compensated executive officers other than Mr. Prothro:

                                                      Annual                   Long Term
                                                   Compensation               Compensation
                                                                             --------------
                                                                                 Awards
                                              ---------------------------------------------
                                                                                 Stock
                                                                                Underlying          All Other
            Name and                          Salary          Bonus              Options           Compensation
       Principal Position         Year        ($)(1)          ($)(2)              (#)(3)            ($)(4)(5)
       ------------------         ----        ------        ---------        --------------        ------------
 C.V. Prothro, Chairman           1995        540,000       1,016,875
  of the Board of                 1994        490,000         309,307                   0             107,110
  Directors, President and        1993        375,000              --           1,000,000                   0
  Chief Executive Officer

 Chao C. Mai,                     1995        314,000         334,813                   l
   Senior Vice President          1994        286,000         180,552                   0              65,106
                                  1993        220,000              --             200,000                   0

 Michael L. Bolan,                1995        210,000         191,562
   Vice President-                1994        195,000         123,104                   0              47,652
   Marketing and Product          1993        185,000         157,459             100,000                 250
   Development

 F. A. Scherpenberg,              1995        195,000         181,094
   Vice President-                1994        180,000         113,634                   0              40,096
   Computer Products              1993        155,000         132,124             294,000                 250

 Douglas L. Powell                1995        161,763         180,469
   Vice President-Sales           1994              0               0                   0                   0
   and Strategic Marketing        1993              0               0                   0                   0


(1) Includes amounts deferred at the executive officer's election pursuant to the Company's Section 401(k) Plan.
(2) Includes annual bonuses as well as amounts accrued and distributable under the Company's Profit Sharing Plan in which all full-time employees of the Company are eligible to participate.
(3)    The Company has not granted any SARs.
(4) Excludes premiums paid by the Company for group term life insurance generally available to all salaried employees of less than $600 for any executive officer for 1995.
(5) Amounts shown for 1995 represent premiums paid by the Company for split-dollar life insurance policies on these executive officers. The cash values under such policies accrue for the benefit of the Company to cover the premium costs, pursuant to a collateral assignment of each policy to the Company.
(6)    Mr. Powell joined the Company as of January 1, 1995.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

         The following table sets forth, for Mr. Prothro and the other four most highly compensated executive officers of the Company: (i) the number of shares of the Company's Common Stock acquired upon exercise of options during fiscal year 1995; (ii) the net aggregate dollar value realized upon exercise;
(iii) the total number of unexercised options held at the end of fiscal year 1995; and (iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 1995. To date, the Company has issued no SARs.


                                                                  Number of                      Value of
                                                              Shares Underlying                 Unexercised
                                                                 Unexercised                   In-the-Money
                              Shares                           Options at 1995                Options at 1995
                           Acquired on       Value             Fiscal Year End                Fiscal Year End
             Name          Exercise (#)   Realized ($)               (#)                            ($)
     -------------------   ------------   ------------  -----------------------------  -----------------------------

                                                        Exercisable     Unexercisable  Exercisable     Unexercisable
                                                        -----------     -------------  -----------     -------------
     C. V. Prothro             3,300     $   57,750      1,392,534         437,500        $1,975,552  $ 2,625,000

     Chao C. Mai              31,169     $  647,536        162,500          87,500        $1,415,625  $   525,000

     Michael L. Bolan        290,000     $4,637,250        156,250          43,500        $1,890,625  $   262,500

     F. A. Scherpenberg            0              0        290,875         131,125        $2,793,187  $   803,312

     Douglas L. Powell             0              0              0               0                 0            0

                      AMENDMENT OF 1987 STOCK OPTION PLAN

Item No. 2 on Proxy

GENERAL

         On January 23, 1996, the Board of Directors approved, subject to stockholder approval, a proposal to amend the 1987 Stock Option Plan (the "Plan"). The amendment would provide that the maximum number of shares of Common Stock available for issuance under the Plan would be increased, on and as of January 1 of each calendar year from and including January 1, 1996, by a number of shares equal to one percent (1%) of the number of shares of Common Stock outstanding on December 31 of the preceding year; subject to adjustment by the Board of Directors to reflect, as deemed appropriate by the Board of Directors, any stock dividend, stock split, share combination, recognition, recapitalization or the like, of or by the Company. The Plan currently provides that the maximum number of shares of Common Stock available for issuance under the Plan is 4,860,000.

         The proposed amendment will provide the Company with the ability to continue the purpose of the Plan by providing additional incentives to attract and retain qualified and competent employees, non-employee directors and consultants, upon whose judgment the success of the Company is largely dependent. Approval of the amendment by the stockholders of the Company is advisable in order for the Plan to continue to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission. Rule 16b-3 provides an exemption from the operation of the "short-swing profit" recovery provisions of
Section 16(b) of the Exchange Act of 1934, as amended, with respect to the acquisition of stock options, transactions relating to stock appreciation rights and the use of already owned shares of Common Stock as payment for the exercise price of stock options.

         The Company has previously registered under the Securities Act of 1933, as amended, 4,860,000 shares currently issuable under the Plan. The Company intends to register the additional shares of Common Stock issuable under this amendment, assuming the stockholders approve the proposal to increase the number of available shares.

PURPOSE

         The purpose of the Plan is to advance the interest of the Company by providing additional incentives to attract and retain qualified and competent employees, non-employee directors and consultants, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

ELIGIBILITY

         Those persons who are either (i) employees of the Company, (ii) under written contract to provide consulting services to the Company (a "Consultant"), or (iii) non-employee directors of the Company are eligible to participate in the Plan. As of the date hereof, substantially all of the Company's full-time employees were eligible to receive options under the Plan. As of March 1, 1996, there were approximately _______ officers, non-employee directors and employees of the Company.

TYPES OF OPTIONS

         The Plan authorizes (i) the granting of incentive stock options ("Incentive Options") to purchase Common Stock to eligible persons, (ii) the granting of nonqualified stock options ("Nonqualified Options") to purchase Common Stock to eligible persons and (iii) the use of already owned Common Stock as full or partial payment for the exercise price of options granted under the Plan. Unless the context otherwise requires, the term "Option" includes both Incentive Options and Nonqualified Options.

ADMINISTRATION

         The Plan is currently administered by the Compensation Committee of the Board of Directors (the "Plan Administrator"). The Plan Administrator consists of disinterested persons in accordance with the provisions of Rule 16b-3.


EXERCISE PRICE OF OPTIONS

         The Incentive Options may not be granted with an exercise price per share that is less than the fair market value of the Common Stock at the date of grant. The Nonqualified Options may be granted with any exercise price determined by the Plan Administrator.

PAYMENT OF EXERCISE PRICE

         The exercise price of an Option may be paid in cash, by certified or cashier's check, by money order, by personal check or by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by delivery of a combination of cash and already owned shares of Common Stock; provided, however, that if the optionee acquired such stock directly or indirectly from the Company, he shall have owned such stock to be surrendered for six months prior to tendering such stock for the exercise of an Option.

SPECIAL PROVISIONS FOR INCENTIVE STOCK OPTIONS

         An eligible employee may receive more than one Incentive Option, but the maximum aggregate fair market value of the Common Stock (determined when the Incentive Option is granted) with respect to which Incentive Options are first exercisable by such employee in any calendar year cannot exceed $100,000. In addition, no Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Stock Option on the date of grant and such Incentive Option expires not later than five (5) years from the date of grant. Awards of Nonqualified Options are not subject to these special limitations.

NONTRANSFERABILITY OF OPTIONS

         No Option granted under the Plan is assignable or transferable, otherwise than by will or by laws of descent and distribution. During the lifetime of an optionee, his Option is exercisable only by him.

EXERCISABILITY OF OPTIONS

         The Plan Administrator, in its sole discretion, may limit the optionee's right to exercise all or any portion of an Option until one or more dates subsequent to the date of grant. The Plan Administrator also has the right, exercisable in its sole discretion, to accelerate the date on which all or any portion of an Option may be exercised.


EXPIRATION OF OPTIONS

         The expiration date of an Option is determined by the Plan Administrator at the time of the grant, but in no event may an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

         If terminated for cause, all rights of an optionee under the Plan cease and the Options granted to such optionee become null and void for all purposes. The Plan further provides that in most instances an Option must be exercised by the optionee within 30 days after the termination of the consulting contract between such optionee and the Company or termination of the optionee's employment with the Company, as the case may be (for any reason other than termination for cause, mental or physical disability or death), if and to the extent such Employee Option was exercisable on the date of such termination.

         Generally, if an optionee's employment is terminated due to retirement or permanent disability, the optionee will have the right to exercise the Option for the shares that were immediately purchasable at the date of expiration or three months after the date of such termination, whichever occurs first. If an optionee dies while actively employed by the Company, the Option may be exercised (to the extent otherwise exercisable on the date of death) within one year of the date of the optionee's death by the optionee's legal representative or legatee.

ADJUSTMENTS

         The Plan provides for adjustments to the number of shares under which Options may be granted, to the number of shares subject to outstanding Options and to the exercise price of such outstanding Options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Grants of Options

         Under current tax laws, the grant of an Option will not be a taxable event to the recipient optionee and the Company will not be entitled to a deduction with respect to such grant.

         Exercise of Nonqualified Options and Subsequent Sale of Stock

         Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. The taxable income recognized upon exercise of a Nonqualified Option will be treated as compensation income subject to withholding and the Company will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When Common Stock received upon the exercise of a Nonqualified Option subsequently is sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

         Exercise of Incentive Options and Subsequent Sale of Stock

         The exercise of an Incentive Option will not be taxable to the optionee, and the Company will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of incentive stock options under the Internal Revenue Code (the "Code"), the optionee may not dispose of the shares of Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise price of an Option within the required holding period for incentive stock options under the Code will be a disqualifying disposition of the surrendered shares. Upon any subsequent taxable disposition of shares of Common Stock received upon exercise of a qualifying Incentive Option, the optionee generally will recognize long-term or short-term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the Option.

         If an Option that was intended to be an incentive stock option under the Code does not qualify for favorable incentive stock option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Common Stock at the time of the exercise over the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

         Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised the excess of the fair market value on the date of exercise of the shares of Common Stock received over the exercise price. If, however, an optionee disposes of shares of Common Stock acquired upon the exercise of an Incentive Option in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.


                          ELIMINATION OF THE CLASS OF
                         PREFERRED STOCK OF THE COMPANY

Item No. 3 on Proxy

         The Board of Directors has approved, and recommends that the Company's stockholders approve, an amendment to the Company's certificate of incorporation that would eliminate the Company's class of preferred stock, par value $.10 per share. As of the date of this proxy statement, no shares of Preferred Stock were outstanding.

         The elimination of the Company's Preferred Stock by the proposed amendment would result in a reduction in the amount of franchise tax payable by the Company to the State of Delaware of approximately $10,000-13,000 annually. However, the proposed amendment could limit the Company's future flexibility with respect to the issuance of preferred stock generally. Once the Preferred Stock is eliminated, the Company would not be authorized to issue any shares of preferred stock unless the stockholders of the Company approve a subsequent amendment to the Company's certificate of incorporation authorizing the issuance of preferred stock. While the Preferred Stock was not intended as an anti- takeover provision, the elimination of the Preferred Stock could make a takeover attempt by another person more difficult for the Company to prevent.


                      APPOINTMENT OF INDEPENDENT AUDITORS

Item No. 4 on Proxy

         It is proposed that the appointment by the Board of Directors of the firm of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1996 be ratified. Ernst & Young has served as the Company's independent auditors since 1984. A representative of such firm is expected to be present at the meeting and will be available to answer questions and will be afforded an opportunity to make a statement if desired. The appointment of independent auditors does not require ratification by stockholders and ratification of this appointment will not limit the Board of Director's ability to discharge its independent auditors and engage another firm to act in such capacity.

                             STOCKHOLDER PROPOSALS

         Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the next annual meeting of stockholders of the Company scheduled to be held in April 1997 must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth on the first page of this statement no later than the close of business on November 12, 1996. The Company's By-laws also require that the Company be given notice of all proposals and nominees to be presented by stockholders at an annual meeting at least ninety (90) days in advance of the meeting.


                         COMPLIANCE WITH SECTION 16(A)

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Securities and Exchange Commission pursuant to Section 16(a).

         Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 1995 all filing requirements applicable to its directors, executive officers and greater than 10 percent beneficial owners were satisfied.


                                 OTHER MATTERS

         The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and
employees of the Company.   The Company has engaged Chemical Bank to assist in
the solicitation of proxies at a cost of $6,000 plus certain expenses. Arrangements have also been made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of soliciting materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

         All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

         The information contained in Items 7 and 8 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 is hereby incorporated by reference. The Company will furnish without charge a copy of its Annual Report on Form 10-K, including the financial statements and schedules thereto, for the fiscal year ended December 31, 1996 filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to any stockholder (including any beneficial owner) upon written request to Alan P. Hale, Vice President- Finance, 4401 South Beltwood Parkway, Dallas, Texas 75244-3292. A copy of the exhibits to such report will be furnished to any stockholder upon written request therefor and payment of a nominal fee.

                                   APPENDIX A

                        DALLAS SEMICONDUCTOR CORPORATION

                                      1987
                               STOCK OPTION PLAN


         1. Purpose. The Dallas Semiconductor Corporation 1987 Stock Option Plan (the "Plan") is intended to advance the interests of Dallas Semiconductor Corporation. a Delaware corporation (the "Company"), and its stockholders, by encouraging and enabling selected officers, directors, consultants, agents and employees, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock. It is intended that options which may qualify for treatment as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder (collectively the "Code"), as well as options which may not so qualify, may be granted under the Plan.

         2.      Definitions.

         (a) "Annual Grant Date" means with respect to the year 1990, March 2 and with respect to the year 1991 and thereafter, October 4.

         (b) "Board" means the Board of Directors of the Company or a Committee of,.the Board to whom its authority has been delegated.

         (c) "Common Stock" means the Company's Common Stock, $.02 par value per share.

         (d) "Date of Grant" means the date on which an Option is granted under the Plan, which will be the date the Board authorizes the Option unless the Board specifies a later date.

         (e) "Date of Exercise" means the date on which an Option is validly exercised pursuant to the Plan.

         (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (g) "Fair Market Value" of the Company's Common Stock means, as long as the Company's Common Stock is traded on the New York Stock Exchange, the closing price of such stock on the New York Stock Exchange on such date (or if such date is not a trading day, on the last trading day immediately preceding such date) or, if not so traded, on the NASDAQ National Market System or another national exchange upon which the Company's Common Stock is traded or as otherwise determined by the Board, based on any reasonable valuation method.

         (h)     "Option" means an option granted under the Plan.

         (i) "Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

         (j) "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Section 425(f) of the Code.

         (k) "Successor" means the legal representative of the estate of a deceased optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of an Optionee.

         (l) "Incentive Stock Option" means an option that qualifies as an incentive stock option under all of the requirements of the Code.

         (m) "Incentive Stock Option Agreement" means the agreement between the Company and the Optionee, in such form as may from time to time be adopted by the Board, under which the Optionee may purchase Common Stock pursuant to the terms of an Incentive Stock Option granted under the Plan.

         (n) "Non-Qualified Stock Option" means an option to purchase Common Stock granted pursuant to the provisions of the Plan that does not qualify as an Incentive Stock Option.

         (o) "Non-Qualified Stock Option Agreement" means the agreement between the Company and the Optionee, in such form as may from time to time be adopted by the Board, under which the Optionee may purchase Common Stock pursuant to the terms of a Non-Qualified Stock Option granted under the Plan.

         (p) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as (and to the extent) such rule, or any successor thereto, may from time to time be in effect and including all interpretations thereunder.

         3. Administration and Interpretation of Plan. The Plan shall be administered by the Board. The Board shall have full and final authority in its discretion, subject to the provisions of the Plan: (i) to determine the individuals to whom, and the time or times at which, Options shall be granted and the number of shares of Common Stock covered by each Option; (ii) to construe and interpret the Plan; and (iii) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations by the Board shall be final and conclusively binding for all purposes and upon all persons. Any Committee authorized to administer the Plan shall consist entirely of disinterested persons in accordance with the provisions of Rule 16b-3.

         4. Common Stock Subject to Options. The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 4,860,000 subject to adjustment by the Board to reflect, as deemed appropriate by the Board, any stock dividend, stock split, reverse stock split, share combination, reorganization, recapitalization or the like, of or by the Company. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the open market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be canceled or surrendered without having been exercised in full, the shares subject to such Option, but not purchased thereunder, shall again be available for Options to be granted under the Plan-

         5. Participants. Options may be granted under the Plan to any person who is an officer or other key employee (including officers and employees who are also directors) or a consultant of the Company or any of its Subsidiaries provided however, that no member of any Committee administering this Plan shall be eligible to be granted an option hereunder except (i) pursuant to the provisions of Section 7 hereof or (ii) under any other circumstances that may be permitted under Rule 16b-3 without adversely affecting any requirement of such rule that this Plan be administered by disinterested persons.

         6.1. Terms and Conditions of Options. Any Option granted under the Plan shall be evidenced by either an Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement executed by the Company and the Optionee. Such agreement shall be subject to the following limitations and conditions:

         (a) Option Price. The option price per share with respect to each Option shall be determined by the Board but in no instance shall the option price for an Option which is intended to qualify as an Incentive Stock Option be less than 100% of the Fair Market Value of a share of the Common Stock on the Date of Grant.

         (b) Payment of Option Price. Full payment for shares purchased upon exercising an Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or by check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the Fair Market Value of such shares on the Date of Exercise of the Option.

         (c) Term of Option. The expiration date of each Incentive Stock Option shall not be more than ten (10) years from the Date of Grant. The expiration date of each Non-Qualified Stock Option shall not be more than eleven (11) years from the Date of Grant.

         (d) Vesting of Stockholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a stockholder of the Company until the certificate or certificates evidencing the shares purchased pursuant to the exercise of an Option are properly delivered to such Optionee or his Successor.

         (e) Exercise of an Option. Each Option shall be exercisable at any time, and from time to time, and in no particular order if the Optionee holds more than one Option, throughout a period commencing on or after the Date of Grant, as specified by the Board, and ending upon the earliest of the expiration, cancellation, surrender or termination of the Option; provided however, that no Option shall be exercisable in whole or in part prior to the date of stockholder approval of the Plan. Furthermore, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         (f) Stock Appreciation Rights. Any Option may include a Stock Appreciation Right, either at the Date of Grant or later by amendment approved by the Board, and provision therefor shall be included in the stock option agreement at such time consistent with the terms hereof. Such Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Board shall impose, including the following:

                 (i) It shall be exercisable only when and to the extent the Option is exercisable and only at such time as the value of the Company's Common Stock is equal to or greater than the option price specified in such Option.

                 (ii) It shall entitle the Optionee to surrender unexercised the Option in which the Stock Appreciation Right is included (or any portion of such Option) to the Company and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate value equal to the excess of the Fair Market Value of one share, on the day immediately preceding the date on which the Stock Appreciation Right is exercised, over the purchase price per share specified in such option, times the number of shares called for by the Option, or portion thereof, which is so surrendered. The Company, in its discretion, shall be entitled to elect to settle its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash equal to the aggregate value of the shares it would otherwise be obligated to deliver. The Company may also elect to settle such obligation partly in cash and partly in Common Stock. In lieu thereof, the Company shall have the right, in its discretion, to the extent it shall deem advisable to consent to or disapprove the election of the Optionee to receive cash in full or partial settlement of a Stock Appreciation Right.

                 (iii) No fractional shares shall be delivered pursuant to exercise of a Stock Appreciation Right but in lieu thereof a cash adjustment shall be made.

                 (iv) Notwithstanding the other provisions hereof, to the extent that a Stock Appreciation Right included in an Option is exercised, such Option shall be deemed to have been exercised to the extent of the number of shares of Common Stock called for by the Option or portion thereof which is surrendered on exercise of the Stock Appreciation Right, so that such shares shall no longer be reserved for issuance upon the exercise of Options to be granted under the Plan.

                 (v) The Board shall have the right, without the consent or approval of the Optionee, at any time after the grant of a Stock Appreciation Right to limit the time within or extent to which such Stock Appreciation Right may be exercisable, to limit the maximum amount of appreciation that may be recognized in connection with the exercise thereof or to in any other manner it, in its discretion, shall deem advisable amend or terminate such Stock Appreciation Right.

                 (vi) A Stock Appreciation Right granted pursuant to the Plan shall not be exercisable unless and until the Optionee shall have completed one (1) continuous year of full time employment with the Company subsequent to the time of grant of such Stock Appreciation Right. For the purposes hereof, full time employment shall be such as may be established by the Board.

                 (vii) The Company shall have the right at any time to amend this provision of the Plan dealing with Stock Appreciation Rights, and the provisions of any stock option agreement pursuant to the Plan dealing with a Stock Appreciation Right, to the extent that it, in its discretion, shall deem to be necessary in order to comply with the provisions of Rule 16b-3.

         (g) Non-ISO Tax Offset Bonus. The Board may grant a Tax Offset Bonus to such Optionees and on such bases as the Board shall determine, including, but not limited to, a Tax Offset Bonus which becomes exercisable only upon an Optionee's being subject to the restrictions of Section 16 of the Exchange Act, and a provision relating thereto shall be included in the stock option agreement at the time the right is granted. A Tax Offset Bonus may be granted only with respect to a Non-Qualified Stock Option under the Plan, and may be granted concurrently with or after the grant of the Non-Qualified Stock Option. A Tax Offset Bonus shall entitle an Optionee to receive from the Company or a Subsidiary an amount in cash no greater than the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individuals multiplied by the amount of ordinary income, if any, realized by the Optionee for Federal income tax purposes as a result of the exercise of the Non-Qualified Stock Option. The Board may cancel or place a limit on the term of, or the amount payable for, any Tax Offset Bonus at any time. The Board shall determine all other terms and provisions of any Tax Offset Bonus grant. The Company shall not be required to fund such Tax Offset Bonus prior to the due date for such taxes, and the proceeds of such Tax Offset Bonus shall be advanced to the Optionee in the form of a check payable to the Internal Revenue Service for the account of the Optionee or such other method as the Board may determine. The Board shall have the right to require an Optionee to present reasonable proof of the amount of such taxes as a condition precedent to the making of such payment. The Company shall be under no obligation of any nature to grant any Tax Offset Bonus to any Optionee at any time.

         (h) Company Loans. The Company may make stock purchase loans in connection with Option exercises upon the following terms and conditions:

                 (i) Upon the exercise by an Optionee of his Option, or any part thereof, and the Optionee's request for a loan pursuant hereto, the Company, upon approval by the Board, may loan said Optionee, for the sole purpose of purchasing Common Stock from the Company pursuant to the exercise of such Option, an amount equal to the excess of the exercise price of the Option over the aggregate par value of the Common Stock which the Optionee has elected to purchase pursuant to such exercise; provided, however, that the Optionee shall execute concurrently a promissory note in form satisfactory to the Board for such amount payable to the order of the Company;

                 (ii) The Company shall have no obligation to make any loan to any Optionee at any time;

                 (iii) The promissory note referenced hereinbefore shall provide for interest to be payable upon the outstanding principal balance thereof at such rate and times as the Board may determine. Such note shall also provide that the Board may require the Optionee to secure the payment thereof at any time with collateral deemed adequate by the Board in its sole discretion. Such note shall mature, and all outstanding principal and interest shall become immediately due and payable in installments or in lump sum at such time or times as the Board shall provide. The note will provide for prepayment of principal and accrued interest in whole or in part from time to time without premium or penalty and may be extended or modified, from time to time, at the Board's discretion. The note shall provide for acceleration of maturity by the Company upon the happening of any events determined appropriate by the Board, including without limitation, any of the following events:

                          (1) failure of the Optionee to pay or perform any term or provision thereof; or

                          (2) termination of the Optionee's employment with the Company or a Subsidiary for any reason, except retirement, disability or death; or

                          (3) if the Optionee shall execute an assignment for the benefit of creditors, or admit in writing his ability to pay his debts generally as they become due, or voluntarily seek the benefit of, or have a petition filed against him seeking the benefit of, a judgment, order or decree filed against him pursuant to any bankruptcy, insolvency, reorganization, or similar debtor relief law affecting the rights of creditors generally; or

                          (4) failure of the Optionee to have discharged within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceeding against any of the assets of the Optionee; or

                          (5) failure of the Optionee to pay any money judgment against him at least thirty (30) days prior to the date on which any of his assets may be lawfully sold to satisfy such judgment; or

                          (6) failure or refusal of the Optionee to comply with any of the terms and conditions of his stock option agreement or any other oral or written agreement with the Company; or

                          (7) failure or refusal of the Optionee to provide adequate security for payment of the promissory note immediately upon request for collateral by the Board; or

                          (8)     the divorce of the Optionee, unless
                 arrangements satisfactory to the Board are agreed to prior to the entry of the divorce decree.


         (i) Nontransferability of Option. No Option shall be transferable or assignable by an Optionee, voluntarily, or by operation of law, other than by will or the laws of descent and distribution. Each Option shall be exercisable, during the Optionee's lifetime, only by him. No Option or the shares covered thereby shall be pledged or hypothecated in any way and no Option or the shares covered thereby shall be subject to execution, attachment, or similar process except with the prior express written consent of the Board.

         (j) Termination of Employment. Upon termination of an Optionee's employment with the Company or with any of its Subsidiaries for any reason other than retirement, permanent disability or death, any and all outstanding Option(s) of such Optionee shall immediately thereupon be null and void. Upon termination of an Optionee's employment with the Company or with any of its Subsidiaries by reason of his retirement, or permanent disability, but excluding his death, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of its expiration or three (3) months after the date of such termination, whichever occurs first. Neither the adoption of this Plan nor the grant of an Option to an eligible person shall alter in any way the Company's or the relevant Subsidiary's rights to terminate such person's employment or directorship at any time with or without cause nor does it confer upon such person any rights or privileges to continued employment. or any other rights and privileges, except as specifically provided in the Plan.

         (k) Death of Optionee. If an Optionee dies while in the employ of the Company or any Subsidiary, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of death and such option privileges shall expire unless exercised by his Successor prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

         (l) Ten Percent Stockholders. Notwithstanding anything herein to the contrary, an Option which is intended to qualify as an Incentive Stock Option shall be granted hereunder to any Optionee who, immediately before such Option is granted, beneficially owns, directly or indirectly, more than 10% of the total voting power of all classes of stock of the Company only if both of the following conditions are met:

                 (i) The option price per share shall be no less than 110% of the Fair Market Value of a share of Common Stock on the Date of Grant; and

                 (ii) The expiration date of the Option shall be not more than five (5) years from the Date of Grant.

         (m) Other Terms. Each Incentive Stock Option Agreement or Non-Qualified Stock Option Agreement, as the case may be, may contain such other provisions (not inconsistent herewith) as the Board in its discretion may determine, including, without limitation:

                 (i) in the event that an Option shall be immediately exercisable, any provision which shall provide that the shares acquired pursuant thereto shall not be deemed to have been issued pursuant to a fully vested stock option and thereby subject to repurchase rights (if any) contained in the shareholder's agreement with the Optionee, entered into pursuant to Paragraph 10 hereof;

                 (ii) any provision which shall condition the exercise of all or part of an Option upon such matters as the Board may deem appropriate (if any) such as the passage of time, or the attainment of certain performance goals, appropriate to reflect the contribution of the Optionee to the performance of the Company;

                 (iii) any provision which would give the Board the discretionary authority to accelerate the exercisability of an Option in spite of any provision contained in an Option pursuant to clause
         (ii) above, under such circumstances as the Board may deem appropriate; and

                 (iv)     the manner in which an Option is to be exercised.

         7. Allotment of Shares. The grant of an Option shall not be deemed either to entitle the Optionee to, or disqualify the Optionee from, participation in any other grant of options under this Plan or any other stock option plan of the Company. The number of shares allotted to each Optionee shall be determined as follows:

         (a) Optionees Other than Non-Employee Directors. The Board shall, in its discretion, determine the number of shares of Common Stock to be offered from time to time by grant of Options to officers, key employees and consultants of the Company or its Subsidiaries; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Options which are intended to qualify as Incentive Stock Options are exercisable for the first time by such Optionee during any calendar year (under all such plans of the Optionee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

         (b) Non-Employee Directors. Subject to the limitations imposed pursuant to Section 4 of this Plan as to the aggregate number of shares that may be issued hereunder, each non-employee director of the Company except C. Richard Kramlich and any other non-employee director elected after March 2, 1990 who is required to remit his remuneration as a director of the Company (including stock options) to a venture capital fund or other similar entity with which he is affiliated, effective as of the Annual Grant Date of each year, commencing with March 2, 1990, be granted an Option to purchase 10,000 shares of Common Stock subject to adjustment by the Board to reflect, as deemed appropriate by the Board, any stock dividend, stock split, reverse stock split, share combination, reorganization or the like, of or by the Company at a price equal to 100% of the Fair Market Value of the Common Stock on the date of grant, for a term of ten (10) years. The eligibility of each non-employee director to receive a grant under this provision shall be determined as of each Annual Grant Date.

         8. Adjustments. The number of shares of Common Stock covered by each outstanding Option granted under the Plan and the option price shall be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, reverse stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on all Optionees.

         9. Designation of Incentive Stock Options. The Board shall cause each Option granted hereunder to be clearly designated in the agreement evidencing such Option, at the time of grant, as to whether or not it is intended to qualify as an Incentive Stock Option.

         10. Execution of Shareholder's Agreement. Options may only be exercised hereunder by employees who have executed a Shareholder's Agreement in such form as the Board may adopt from time to time.

         11. Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Company and each Optionee shall specify as its and his address for receiving notices the address set forth in the option agreement pertaining to the shares to which such notice relates.

         12. Amendment or Discontinuance. The Plan and any Option outstanding hereunder may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that the Board may not, except as expressly provided in the Plan, increase the aggregate number of shares which may be issued under Options granted pursuant to the Plan, materially amend the eligibility requirements of the Plan or materially increase the benefits which may accrue to participants under the Plan, without such approval (if any) as may be required pursuant to the provisions of Rule 16b-3, or applicable law or the requirements of any national stock exchange upon which the Company's Common Stock is traded.

         13. Effect of the Plan. Neither the adoption of this Plan nor any action of the Board shall be deemed to give any officer or employee any right to be granted an option to purchase Common Stock of the Company or any of its Subsidiaries, or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein.

         14. Grant of Incentive Stock Options. No Incentive Stock Options shall be granted pursuant to this Plan after the expiration of ten years from the date of the earlier of: (i) the date the Plan is adopted, or (ii) the date the Plan is approved by the stockholders of the Company.

                               PRELIMINARY COPY                            PROXY

                        DALLAS SEMICONDUCTOR CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints C.V. Prothro and Chao C. Mai, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting to be held on April 23, 1996 or any adjournment(s) thereof.

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4. If more than one of the proxies named shall be present in person or by substitution at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

 1.ELECTION OF DIRECTORS:                         C.V. Prothro, Chao C. Mai, Michael L. Bolan, Richard L. King, M.D. Sampels,
                                  WITHHOLD        Carmelo J. Santoro, E.R. Zumwalt, Jr.
     FOR all nominees            AUTHORITY
    listed to the right       to vote for all     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that
     (except as marked            nominees        nominee's name on the line below.)
     to the contrary)         listed at right

            [ ]                     [ ]
                                                  ---------------------------------------------------------------------------------

 2.PROPOSAL TO APPROVE THE AMENDMENT TO THE
 COMPANY'S 1987 STOCK OPTION PLAN:                                          5. THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER
                                                                               THAT MAY PROPERLY COME BEFORE THE MEETING.
 For                 Against             Abstain
  [ ]                  [ ]                 [ ]                              For            Against           Abstain
                                                                            [ ]              [ ]               [ ]

 3.PROPOSAL TO APPROVE THE ELIMINATION OF THE                      The undersigned acknowledges receipt of the Notice of the Annual
 COMPANY'S CLASS OF PREFERRED STOCK:                               Meeting and Proxy statement dated March 4, 1996.

 For                 Against             Abstain                   Please date this proxy and sign your name exactly as it appears
 [ ]                  [ ]                  [ ]                     hereon.  When there is more than one owner, each should sign.
                                                                   When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such.  If executed by the corporation, the proxy should be signed by a duly authorized officer.

 4.PROPOSAL TO RATIFY THE APPOINTMENT OF                           PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED
 INDEPENDENT AUDITORS FOR THE 1995 FISCAL                          ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
 YEAR:
                                                                   Dated:                                                     , 1996
                                                                           ---------------------------------------------------
 For                 Against             Abstain
 [ ]                   [ ]                 [ ]
                                                                   ----------------------------------------------------------------
                                                                                          Signature of Stockholder

                                                                   ----------------------------------------------------------------
                                                                                          Signature of Stockholder